--------------------------------------------------------------------------------
                                  ANNUAL REPORT
--------------------------------------------------------------------------------


[Logo](R)
NEW ENGLAND FUNDS(R)
Where The Best Minds Meet(R)

--------------------------------------------------------------------------------




                            New England Bullseye Fund


                               [Graphic Omitted]
                                     Where
                                 The Best Minds
                                     Meet(R)




-----------------------
  December 31, 1998
-----------------------

                                                                  February 1999
--------------------------------------------------------------------------------

[Photo of Bruce R. Speca]

"Research indicates that saving for retirement is the number one goal for investors. Yet, surprisingly often, investors behave like short-term traders looking for a quick score."

In September 1998, I became President of New England Funds. As an 18-year veteran of the mutual fund industry, I was pleased and honored to accept this important post. In my first message to you, I hope to present what I believe you, our valued shareholders, really want to know and to offer it in a straightforward manner.

How did my fund perform?

There's no question that long-term performance is the bottom line of your investment program. With that in mind, please review the other sections of this report. You'll see your fund's performance and commentary from your fund manager that summarizes the fund's successes and shortcomings and the outlook for the year ahead.

Our assessment of New England Funds' overall performance in 1998 is that we had a solid, but not spectacular year. While extremely pleased with both absolute and relative returns in many of our stock and bond portfolios, we were disappointed by the results of those equity funds that pursue a 'value' rather than a 'growth' strategy. Value stocks were largely ignored in 1998, as investors focused on very large, high visibility growth stocks (indeed, 45% of the gain in the Standard & Poor's 500 Stock Index -- a market value-weighted, unmanaged index of common stock prices for 500 selected stocks -- came from just 10 stocks!) and select technology companies.

Much of the underperformance in value-oriented funds can be attributed to market cycles, but we continue to pursue strategies to increase returns in these funds.

Can the stock market keep going up?

Like any winning streak, sooner or later the market will experience setbacks. Does that mean 1999 will see the last burst of energy from the bull market? It's easy to argue both sides of this question. Employment is high, inflation is low and economic growth is continuing. But corporate profits may start to lag and commodity prices, notably oil, are depressed around the world. The conclusion? Economists, like weathermen and other forecasters, can only hope to be right more often than they are wrong.

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE               NO BANK GUARANTEE
--------------------------------------------------------------------------------

My Own Two Cents

All too often investors lament, "What I could have made if only . . ." instead of "What I actually made." But experience has taught me that the more important question is, "Did I stick with my investment program and make progress toward my financial goals?"

Research indicates that saving for retirement is the number one goal for investors. Yet, surprisingly often, investors behave like short-term traders looking for a quick score.

The mutual fund industry has become extremely complex, with more funds, new strategies and approaches to analyzing performance. What hasn't changed is your financial representative's primary objective: to help you sort it all out and increase your returns in line with your goals.

Your financial adviser can help you avoid being distracted by the daily noise and avoid what I view as the most important risk that investors face. It's the risk of not staying invested and possibly falling short of your long-term goals. Your adviser will help you stick with your investment program during periods of uncertainty.

One last thought: All of us at New England Funds appreciate the trust that you and your representative have placed in us. We look forward to serving you in the years ahead.

    Sincerely,

/s/ Bruce R. Speca

    Bruce R. Speca
    President and CEO

Progress on the Y2K Front
--------------------------------------------------------------------------------
New England Funds has been and continues to engage in initiatives aimed at having our computer systems tested and ready to function capably for the Year 2000. We are insisting on the same standard from vendors whose systems must interact reliably with ours as well as from the subadvisers to our funds. We are monitoring their progress and pursuing assurances of their readiness. Our systems are being tested on a four-digit format (2000, not 00) and updated as needed to perform competently. Additionally, we are developing contingency plans to diminish the possibility of inconvenience related to Year 2000. Stay informed on our Year 2000 readiness by visiting our Web site at www.mutualfunds.com.

This material represents Year 2000 Readiness disclosure pursuant to the Year 2000 Information and Readiness Act.

                            NEW ENGLAND BULLSEYE FUND

                                    INVESTMENT RESULTS THROUGH DECEMBER 31, 1998
--------------------------------------------------------------------------------

PUTTING PERFORMANCE IN PERSPECTIVE

The charts comparing your Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown below appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index, and would incur transaction costs and other expenses even if they could.

                                GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES
--------------------------------------------------------------------------------

[A chart in the form of a line graph appears here, illustrating the growth of a $10,000 investment in Class A Shares, since New England Bullseye Fund's inception 3/31/98, compared to the S&P 500 Index. The data points from the graph are as follows:]

                    MARCH 1998 (INCEPTION) THROUGH JUNE 1997

                           Net          With Maximum          S&P
                      Asset Value(1)   Sales Charge(2)       500(4)
                     --------------   ---------------       ------
03/31/1998              $10,000           $9,425           $10,000
      4/98              $10,280           $9,689           $10,091
      5/98               $9,608           $9,055            $9,901
      6/98               $9,672           $9,116           $10,330
      7/98               $9,064           $8,543           $10,210
      8/98               $7,560           $7,125            $8,722
      9/98               $8,464           $7,978            $9,304
     10/98               $9,424           $8,882           $10,051
     11/98               $9,417           $8,875           $10,645
     12/98              $10,121           $9,539           $11,282

This illustration represents past performance of Class A shares and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. Class B and C share performance will vary based on differences in inception date, fees and sales charges. All Index and Fund performance assumes reinvestment of distributions.

-------------------------------------------------------------------------------
                            NEW ENGLAND BULLSEYE FUND
-------------------------------------------------------------------------------

                                        AVERAGE ANNUAL TOTAL RETURNS -- 12/31/98
 -------------------------------------------------------------------------------
   CLASS A (Inception 3/31/98)                 SINCE INCEPTION
   Net Asset Value(1)                                1.2%
   With Max. Sales Charge(2)                        -4.6
-------------------------------------------------------------------------------
   CLASS B (Inception 3/31/98)                 SINCE INCEPTION
   Net Asset Value(1)                                0.8%
   With CDSC(3)                                     -4.2
--------------------------------------------------------------------------------
   CLASS C (Inception 3/31/98)                 SINCE INCEPTION
   Net Asset Value(1)                                0.7%
   With CDSC(3)                                      -0.3
--------------------------------------------------------------------------------
   COMPARATIVE PERFORMANCE                  SINCE FUND'S INCEPTION
   Standard & Poor's 500 Index(4)                   12.8%
   Lipper Growth Fund Average(5)                     8.3
   Morningstar Mid Cap Growth Average(6)             4.4
--------------------------------------------------------------------------------

   NOTES TO CHARTS

(1) Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect the payment of a sales charge at the time of purchase.

(2) Maximum Sales Charge performance assumes reinvestment of all distributions and reflects the maximum sales charge of 5.75% at the time of purchase of Class A shares.

(3) Contingent Deferred Sales Charge (CDSC) performance for Class B shares assumes that a maximum 5% sales charge is applied to redemptions. The sales charge will decrease over time, declining to zero six years after the purchase of shares. CDSC for Class C shares assumes a maximum 1% sales charge on redemptions within the first year of purchase.

(4) Standard & Poor's Composite Index of 500 Stocks (S&P 500(R)) is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Investors cannot purchase an index directly.

(5) Lipper Growth Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives, as calculated by Lipper Inc., an independent mutual fund ranking service.

(6) Morningstar Mid Cap Growth Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives, as calculated by Morningstar Inc., an independent mutual fund ranking service.

--------------------------------------------------------------------------------
                            NEW ENGLAND BULLSEYE FUND
--------------------------------------------------------------------------------

                                QUESTIONS & ANSWERS WITH YOUR PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
[Photo of William K. Jurika]
[Photo of Peter A. Goetz]

William K. Jurika,
Peter A. Goetz
Jurika & Voyles, L.P.

Q. How has New England Bullseye Fund performed since its introduction on March 31, 1998?

From its inception through the end of its fiscal year on December 31, 1998, the Fund delivered a total return of 1.2% on Class A shares calculated at net asset value, reflecting a $0.15 per share gain to $12.65. While this lags the 12.8% for the Standard & Poor's Composite Index of 500 Stocks (S&P 500) for the same period, it masks strong performance in the final quarter of the year, when the Fund's holdings rallied.

Because the Fund focuses on stocks in the mid-capitalization universe, its performance can vary significantly from the S&P 500, which reflects the overall performance of larger-company stocks. Nevertheless, the S&P 500 can offer a helpful long-term comparison. The Fund invests in a highly concentrated portfolio of fifteen to twenty companies. This strategy relies on intensive company research to seek strong long-term performance that can overcome short-term volatility.

Although the Fund was launched into a very difficult environment for its investment style, we have seen a change in trends that we view as positive. Specifically, during the first part of the period, investors in the stock market continued to prefer the large-sized companies that comprise the S&P 500, a market bias that has persisted for some three to four years. Investors were attracted by companies that offered strong earnings growth and whose shares were selling at premiums. Our approach led us to invest in stocks that were available at more attractive prices.

Indeed, the divergence in valuations between so-called large-cap growth stocks and medium- and small-sized value stocks was the largest the market has seen in several decades. However, from the end of August on, investors were willing to look further than just the largest growth companies and began to take interest in mid-cap companies with strong prospects selling at lower prices. This helped the Fund to post outstanding results during the final quarter of the year.

Q. What was the investment environment like in 1998?

In a word, volatile. The capital markets were rocked by a number of major events, including the continuing Asian financial crisis, concerns about other emerging markets such as Latin America, Russia's default on its debt and its currency devaluation, the meltdown of highly leveraged hedge funds, a shrinking of the availability of loans for some corporate borrowers and political uncertainty in the United States. In spite of this unstable backdrop, U.S. economic growth has remained fairly strong, spurred by consumer spending and declining interest rates. Nevertheless, we've seen a slowdown in U.S. manufacturing and commodity-price deflation, a situation that casts doubts on Corporate America's ability to sustain its profit growth.

Q. How has this backdrop influenced your management of the Fund?

We've maintained our philosophy of concentrating the Fund's investments on solid companies selling at reasonable prices. We've focused on identifying companies that have realistic expectations about profit growth, the ability to sustain earnings and are selling at reasonable valuations relative to their growth rate. This is somewhat of a defensive posture given the uncertainty and turbulence in the market.

Some of the companies that fit this description which attracted us included Federal Express, Cigna and American Stores. In addition, given the deflation in commodities and manufacturing, we've held stakes in some companies that were selling at depressed valuations. Two of these companies were Santa Fe International, an oil rig drilling company, and Case Corp., a manufacturer of agricultural and heavy-duty construction equipment.

                                             YOUR FUND'S INVESTMENTS -- 12/31/98

                                                           % OF
     COMPANY                                            NET ASSETS
-------------------------------------------------------------------------------
 1.  3COM CORP.                                            10.7
-------------------------------------------------------------------------------
 2.  SYNOPSYS, INC.                                         9.6
-------------------------------------------------------------------------------
 3.  SANTA FE INTERNATIONAL CORP.                           6.2
-------------------------------------------------------------------------------
 4.  TENET HEALTHCARE CORP.                                 5.7
-------------------------------------------------------------------------------
 5.  XEROX CORP.                                            5.6
-------------------------------------------------------------------------------
 6.  ELECTRONIC ARTS                                        5.2
-------------------------------------------------------------------------------
 7.  RELIASTAR FINANCIAL CORP.                              4.9
-------------------------------------------------------------------------------
 8.  CASE CORP.                                             4.9
-------------------------------------------------------------------------------
 9.  FIRST DATA CORP.                                       4.8
-------------------------------------------------------------------------------
10.  WASHINGTON MUTUAL, INC.                                4.8

Portfolio holdings and asset allocations will vary.

Technology also remained a key component of the Fund as we have been able to find companies that possess both the growth and value attributes we seek. Two of the portfolio's largest holdings, 3Com and Synopsys, benefited from investors' renewed interest in technology stocks, as well as positive fundamental changes in the companies' core businesses. Earnings for both of these companies improved, prompting a rally in these stocks in the fourth quarter of 1998, driving up their respective share prices by approximately 70%.

It's important to remember that the Fund's defining characteristic is concentration -- we typically invest in only 15 to 20 stocks. This approach can lead to greater price volatility in the short run. Nevertheless, we feel such an approach offers the potential for greater long-term rewards.

Q. Which investments helped or hurt the Fund's performance during the period?

As we mentioned above, the Fund's technology holdings added significantly to its performance during the period. In addition to Synopsis and 3Com, EMC Corp., a data storage company, was one of the top performers. Further, American Stores provided strong results as it agreed to be acquired by Albertston's, another grocery store chain.

The largest negative impact on the portfolio came from our holdings in the energy sector, our investment in the "down and out." Oil has been mired in an environment of excess supply and declining world demand. We feel that the stocks in this sector have over-reacted and now represent outstanding long-term opportunities. We currently own Santa Fe International, an international offshore drilling rig company, KN Energy, a pipeline company, and Vastar Resources, an exploration and production company focusing on development of both oil and natural gas prospects.

Q. What's your outlook for 1999?

We believe that there will be a downturn in corporate profits, but not an economic recession. We think the market will be volatile as investors sort through lower earnings reports and try to discern whether depressed earnings or the positive effects of lower interest rates will have the most profound influence on the economy. Over the short term, interest rates have traditionally had stronger sway on market performance. Longer term, though, corporate earnings drive stock valuations. At this point, many stocks are selling at very high valuations and investor expectations are quite high. If earnings decline, investors will have to come to terms with stock market returns more in the historical 5% to 6% range instead of the exuberant 20% to 30% levels we've seen over the past few years. Strategically, we'll try to position the Fund fairly defensively, balancing risk and return by investing in smaller- and medium-sized companies that we feel will be able to meet their earnings forecasts and that sell at reasonable, historically attractive valuations relative to those expectations.

The portfolio manager's commentary reflects the conditions and actions taken during the reporting period, which are subject to change. A shift in opinion may result in strategic and other portfolio changes.

Compared with other funds, the Fund may invest a greater percentage of its assets in a particular company. Therefore, the Fund's return could be significantly affected by the performance of any one of the small number of stocks in its portfolio. This risk may increase share price volatility.

The Fund may invest in small-cap investments, which can carry special risks, including trading in narrower markets, limited financial and management resources, less liquidity and greater volatility than large-cap stocks. The Fund also invests in foreign securities, which have special risks. See the Fund's prospectus for details.

-------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
-------------------------------------------------------------------------------
Investments as of December 31, 1998

COMMON STOCK -- 96.1% OF TOTAL NET ASSETS

SHARES DESCRIPTION                                                    VALUE (a)
-------------------------------------------------------------------------------
       BANKS & THRIFTS--4.8%
26,900 Washington Mutual, Inc. .................................... $ 1,027,244
                                                                    -----------
       COMPUTERS & BUSINESS EQUIPMENT--16.3%
50,900 3Com Corp. (c) .............................................   2,280,956
10,000 Xerox Corp. ................................................   1,180,000
                                                                    -----------
                                                                      3,460,956
                                                                    -----------
       DRUGS & HEALTH CARE--10.2%
15,000 Baxter International, Inc. .................................     964,688
45,750 Tenet Healthcare Corp. (c) .................................   1,200,937
                                                                    -----------
                                                                      2,165,625
                                                                    -----------
       ENERGY--4.1%
18,400 AES Corp. (c) ..............................................     871,700
                                                                    -----------
       GAS & PIPELINE UTILITIES--3.1%
18,400 KN Energy, Inc. ............................................     669,300
                                                                    -----------
       INDUSTRIAL PARTS & MACHINERY--4.9%
48,000 Case Corp. .................................................   1,047,000
                                                                    -----------
       INSURANCE--9.4%
12,200 CIGNA Corp. ................................................     943,212
22,775 ReliaStar Financial Corp. ..................................   1,050,497
                                                                    -----------
                                                                      1,993,709
                                                                    -----------
       INTERNATIONAL OIL--6.2%
89,650 Santa Fe International Corp. ...............................   1,311,131
                                                                    -----------
       OIL & GAS--3.7%
18,300 Vastar Resources, Inc. .....................................     790,331
                                                                    -----------
       REAL ESTATE INVESTMENT TRUSTS--4.7%
24,500 Equity Residential Properties Trust ........................     990,719
                                                                    -----------
       RETAIL -- GROCERY--4.6%
26,400 American Stores Co. ........................................     975,150
                                                                    -----------
       SERVICES--9.3%
10,750 Federal Express Corp. ......................................     956,750
32,500 First Data Corp. ...........................................   1,029,844
                                                                    -----------
                                                                      1,986,594
                                                                    -----------
       SOFTWARE--14.8%
19,800 Electronic Arts (c) ........................................   1,111,275
37,500 Synopsys, Inc. (c) .........................................   2,034,375
                                                                    -----------
                                                                      3,145,650
                                                                    -----------
       Total Common Stock (Identified Cost $19,097,455) ...........  20,435,109
                                                                    -----------

SHORT TERM INVESTMENTS--3.6%

 FACE
AMOUNT       DESCRIPTION                                             VALUE (A)
-------------------------------------------------------------------------------
$765,000 Repurchase Agreement with State Street Bank and Trust Co.
           dated 12/31/1998 at 4.00% to be repurchased at
           $765,340 on 1/04/1999 collateralized by $670,000
           U.S. Treasury Note 7.875% due 11/15/2004 with a value
           of $782,916 ............................................  $  765,000
                                                                    -----------
         Total Short Term Investments (Identified Cost $765,000) ..     765,000
                                                                    -----------
         Total Investments--99.7% (Identified Cost $19,862,455) (b)  21,200,109

         Other assets less liabilities ............................      57,834
                                                                    -----------
         Total Net Assets--100% ................................... $21,257,943
                                                                    ===========

(a) See Note 1a of Notes to Financial Statements.
(b) Federal Tax Information: At December 31, 1998 the net
    unrealized appreciation on investments based on cost of
    $19,914,915 for federal income tax purposes was as follows:
    Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost .......... $ 2,959,517
    Aggregate gross unrealized depreciation for all investments which there is an excess of tax cost over value .............  (1,674,323)
                                                                    -----------
    Net unrealized appreciation ................................... $ 1,285,194
                                                                    ===========

    At December 31, 1998, the Fund had a capital loss carryover of approximately $386,700 which expires on December 31, 2006. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.
(c) Non-income producing security.

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                       STATEMENT OF ASSETS & LIABILITIES
-------------------------------------------------------------------------------
December 31, 1998

ASSETS
  Investments at value (Identified cost $19,862,455) ...........                    $21,200,109
  Cash .........................................................                            774
  Receivable for:
    Fund shares sold ...........................................                         73,850
    Dividends and interest .....................................                         15,423
  Prepaid registration expense .................................                          7,768
  Unamortized organization expense .............................                         18,040
  Due from investment adviser ..................................                         24,307
                                                                                    -----------
                                                                                     21,340,271
LIABILITIES
  Payable for:
    Fund shares redeemed .......................................  $    25,749
  Accrued expenses:
    Deferred trustees' fees ....................................          397
    Accounting and administrative ..............................        1,696
    Other expenses .............................................       54,486
                                                                  -----------
                                                                                         82,328
                                                                                    -----------
NET ASSETS .....................................................                    $21,257,943
                                                                                    ===========
  Net assets consist of:
    Capital paid in ............................................                    $20,577,127
    Undistributed net investment loss ..........................                           (397)
    Accumulated net realized losses ...........................                        (656,441)
    Unrealized appreciation on investments ....................                       1,337,654
                                                                                    -----------
NET ASSETS .....................................................                    $21,257,943
                                                                                    ===========
Computation of net asset value and offering price:
Net asset value and redemption price of Class A shares
  ($9,652,984 divided by 763,124 shares of beneficial interest)                          $12.65
                                                                                         ======
Offering price per share (100/94.25 of $12.65) .................                         $13.42*
                                                                                         ======
Net asset value and offering price of Class B shares
  ($8,617,984 divided by 683,811 shares of beneficial interest)                          $12.60**
                                                                                         ======
Net asset value and offering price of Class C shares
  ($2,986,975 divided by 237,180 shares of beneficial interest)                          $12.59**
                                                                                         ======
* Based upon single purchases of less than $50,000.
  Reduced sales charges apply for purchases in excess of this amount.
**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                             STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
For the Period March 31, 1998 (a) through December 31, 1998

INVESTMENT INCOME
  Dividends .......................................                  $  138,654
     Interest .....................................                      39,331
                                                                     ----------
                                                                        177,985
  Expenses:
    Management fees ...............................   $  115,268
    Service fees - Class A ........................       14,604
    Service and distribution fees - Class B .......       45,441
    Service and distribution fees - Class C .......       17,474
    Trustees' fees and expenses ...................        3,131
    Accounting and administrative .................       13,737
    Custodian .....................................       45,556
    Transfer agent ................................       87,499
    Audit and tax services ........................       20,800
    Legal .........................................          592
    Printing ......................................       14,446
    Amortization of organization expenses .........        3,183
    Registration ..................................       43,551
    Insurance .....................................          200
    Miscellaneous .................................        3,258
                                                      ----------
  Total expenses ..................................      428,740

  Less expenses waived by the investment
    adviser and distributor .......................     (169,212)       259,528
                                                      ----------     ----------
  Net investment loss .............................                     (81,543)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Realized loss on investments - net ............                    (656,441)
    Unrealized appreciation on investments - net ..                   1,337,654
                                                                     ----------
    Net gain on investment transactions ...........                    681,213
                                                                     ----------

NET INCREASE IN NET ASSETS FROM OPERATIONS.........                  $  599,670
                                                                     ==========

(a) Commencement of operations

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                       STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
                                                            FOR THE PERIOD
                                                          MARCH 31, 1998(a)
                                                         THROUGH DECEMBER 31,
                                                                 1998
                                                         --------------------
FROM OPERATIONS
  Net investment loss ..................................... $   (81,543)
  Net realized loss on investments ........................    (656,441)
  Unrealized appreciation on investments ..................   1,337,654
                                                            -----------
INCREASE IN NET ASSETS FROM OPERATIONS ....................     599,670
                                                            -----------
Increase in net assets derived from capital
    share transactions ....................................  20,658,273
                                                            -----------
Total increase in net assets ..............................  21,257,943

NET ASSETS
  Beginning of the period .................................           0
                                                            -----------
  End of the period ....................................... $21,257,943
                                                            ===========
UNDISTRIBUTED NET INVESTMENT LOSS
  End of the period ....................................... $      (397)
                                                            ===========

(a) Commencement of operations

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

                                              CLASS A                      CLASS B                      CLASS C
                                        ----------------------       ----------------------       ----------------------
                                           MARCH 31, 1998(a)            MARCH 31, 1998(a)            MARCH 31, 1998(a)
                                              THROUGH                      THROUGH                      THROUGH
                                          DECEMBER 31, 1998            DECEMBER 31, 1998            DECEMBER 31, 1998
                                        ----------------------       ----------------------       ----------------------
Net asset value, beginning of period ...      $12.50                        $12.50                        $12.50
                                              ------                        ------                        ------
Income (Loss) from investment operations
  Net investment income(loss) (b) ......       (0.02)                        (0.08)                        (0.08)
  Net realized and unrealized gain
    (loss) on Investments ..............        0.17                          0.18                          0.17
                                              ------                        ------                        ------
  Total from investment operations .....        0.15                          0.10                          0.09
                                              ------                        ------                        ------
Net asset value, end of period .........      $12.65                        $12.60                        $12.59
                                              ======                        ======                        ======
Total return (%) (c) ...................        1.2                           0.8                           0.7
Ratio of operating expenses to average
  net assets (%) (d) (e) ...............        1.75                          2.50                          2.50
Ratio of net investment income (loss)
  to average net assets (%) (e) ........       (0.28)                        (1.03)                        (1.03)
Portfolio turnover rate (%) ............          68                            68                            68
Net assets, end of period (000) ........      $9,653                        $8,618                        $2,987

(a) Commencement of operations.
(b) Per share net investment loss has been calculated using the average shares outstanding during the period.
(c) A sales charge in the case of Class A Shares and a contingent deferred sales charge in the case of Class B and Class C
    Shares is not reflected in total return calculations. Periods less than one year are not annualized.

(d) The ratio of operating expenses to
    average net assets without giving
    effect to the voluntary expense
    limitation described in Note 4 to the
    Financial Statements, would have
    been (e) ...........................        3.14                          3.89                          3.89
(e) Computed on an annualized basis.

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
December 31, 1998

1. The Fund is a Series of New England Funds Trust III, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund seeks long-term capital growth. The Declaration of Trust permits the trustees to issue an unlimited number of shares of the Trust in multiple series (each such series of shares is a "Fund").

The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a maximum front end sales charge of 5.75%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares do not pay front end sales charges and do not convert to any class of shares, but they do pay a higher ongoing distribution fee than Class A shares and may be subject to a contingent deferred sales charge if those shares are redeemed within one year. Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser and subadviser, under the supervision of the Fund's trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME. Security transactions are accounted for on the trade date (the date the buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income is increased by the accretion of discount. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

C. FEDERAL INCOME TAXES. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for non-deductible expenses and net operating losses for book and tax purposes. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification to the capital accounts.

E. REPURCHASE AGREEMENTS. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price including interest. The Fund's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

F. ORGANIZATION EXPENSE. Costs incurred in fiscal 1998 in connection with the Fund's organization, amounting to $21,223 in the aggregate, were paid by the Fund and are being amortized by the Fund over 60 months.

2. PURCHASES AND SALES OF SECURITIES. For the period ended December 31, 1998 purchases and sales of securities (excluding short-term investments) were $30,690,885 and $10,936,989, respectively.

3A. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Fund pays management fees to its investment adviser, New England Funds Management, L.P. ("NEFM") at the annual rate of 0.95% of the first $200 million of the Fund's average daily net assets, 0.90% of the next $300 million and 0.85% of such assets in excess of $500 million. NEFM pays the Fund's investment subadviser, Jurika & Voyles L.P. ("Jurika & Voyles"), at the rate of 0.57% of the first $200 million of the average daily net assets of the Fund, 0.50% of the next $300 million of such assets and 0.43% of such assets in excess of $500 million. Certain officers and directors of NEFM are also officers or trustees of the Fund. NEFM and Jurika & Voyles are wholly owned subsidiaries of Nvest Companies, L.P. ("Nvest"), formerly known as New England Investment Companies, L.P., which is a subsidiary of Metropolitan Life Insurance Company ("MetLife").

Fees earned by NEFM and Jurika & Voyles under the management agreement in effect during the period ended December 31, 1998 are as follows:

     FEES EARNED(a)
     --------------
     $46,107                   NEFM
      69,161                   Jurika & Voyles

(a) Before reduction pursuant to voluntary expense limitations. See note 4.

The effective management fee for the period ended December 31, 1998 was 0.95%.

B. ACCOUNTING AND ADMINISTRATIVE EXPENSE. New England Funds, L.P. ("New England Funds"), the Fund's distributor, is a wholly owned subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund reimburses New England Funds for all or part of New England Funds' expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting, and financial reporting functions and clerical functions relating to the Fund and (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance. For the period ended December 31, 1998 these expenses amounted to $13,737 and are shown separately in the financial statements as accounting and administrative.

C. TRANSFER AGENT FEES. New England Funds Service Corporation ("NEFSCO") is the transfer and shareholder servicing agent for the Fund and Boston Financial Data Services serves as the sub-transfer agent for the Fund. For the period ended December 31, 1998, the Fund paid NEFSCO $49,953 as compensation for its services in that capacity. For the period ended December 31, 1998, the Fund received $293 in transfer agent credits. The transfer agent expense in the Statement of Operations is net of these credits.

D. SERVICE AND DISTRIBUTION FEES. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays New England Funds a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by the New England Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the period ended December 31, 1998, the Fund paid New England Funds $14,604 in fees under the Class A Plan.

Under the Class B and Class C Plan, the Fund pays New England Funds a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the period ended December 31, 1998, the Fund paid New England Funds $11,360 and $4,368 in service fees under the Class B and Class C plans, respectively.

Also under the Class B and Class C Plans, the Fund pays New England Funds monthly distribution fees at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in connection with the marketing or sale of Class B and Class C shares. For the period ended December 31, 1998, the Fund paid New England Funds $34,081 and $13,106 in distribution fees under the Class B and Class C plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to New England Funds by investors in shares of the Fund during the period ended December 31, 1998 amounted to $348,115.

E. TRUSTEES FEES AND EXPENSES. The Fund does not pay any compensation directly to its officers or trustees who are directors, officers or employees of NEFM, New England Funds, NEFSCO, Nvest, or their affiliates, other than registered investment companies. Each other trustee will be compensated approximately by the Fund as follows:

     Annual Retainer                                       $106
     Meeting Fee                                            152/meeting
     Annual Committee Member Retainer                        16
     Annual Committee Chairman Retainer                      11

A deferred compensation plan is available to the trustees on a voluntary basis. Each participating trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund on the normal payment date.

4. EXPENSE LIMITATIONS. Under a fee deferral arrangement and expense reimbursement arrangement, NEFM and Jurika & Voyles have agreed, until December 31, 1998, to defer their respective management and sub-advisory fees for the Fund and, if necessary, NEFM has agreed to bear certain expenses associated with the Fund, to the extent necessary to limit the Fund's expenses to an annual rate of 1.75% of the Fund's Class A shares, 2.50% of the Fund's Class B and Class C shares, subject to the obligation of the Fund to pay NEFM and/or Jurika & Voyles such deferred fees (but not expenses borne) in later periods to the extent that the Fund's expenses fall below the annual rate of 1.75% of the Fund's Class A shares, 2.50% of the Fund's Class B and Class C shares provided, however, that the Fund is not obligated to pay any such deferred fees more than two years after the end of the fiscal year in which the fee was deferred. As a result of the Fund's expenses exceeding the expense limitation during the period ended December 31, 1998, NEFM and Jurika & Voyles deferred their entire management fee of $115,268 and NEFM assumed additional expenses of $53,944.

5. CAPITAL SHARES. At December 31, 1998 there was an unlimited number of shares of beneficial interest authorized, divided into three classes, Class A, Class B, Class C capital stock. Transactions in capital shares were as follows:



                                                 FOR THE PERIOD
                                               MARCH 31, 1998(a)
                                           THROUGH DECEMBER 31, 1998
                                        --------------------------------
CLASS A                                     SHARES           AMOUNT
                                        --------------  ----------------
Shares sold ..........................        977,480        $11,869,164
Shares repurchased ...................       (214,356)       (2,450,111)
                                            ---------        -----------
Net increase .........................        763,124        $ 9,419,053
                                            ---------        -----------

                                                 FOR THE PERIOD
                                               MARCH 31, 1998(a)
                                           THROUGH DECEMBER 31, 1998
                                        --------------------------------
CLASS B                                     SHARES           AMOUNT
                                        --------------  ----------------
Shares sold ..........................        777,580        $ 9,366,653
Shares repurchased ...................        (93,769)       (1,075,313)
                                            ---------        -----------
Net increase .........................        683,811        $ 8,291,340
                                            ---------        -----------

                                                 FOR THE PERIOD
                                               MARCH 31, 1998(A)
                                           THROUGH DECEMBER 31, 1998
                                        --------------------------------
CLASS C                                     SHARES           AMOUNT
                                        --------------  ----------------
Shares sold ..........................        277,249        $ 3,391,994
Shares repurchased ...................        (40,069)         (444,114)
                                            ---------        -----------
Net increase .........................        237,180          2,947,880
                                            ---------        -----------
Increase derived from capital
   shares transactions ...............      1,684,115        $20,658,273
                                            =========        ===========

(a) Commencement of operations.

-------------------------------------------------------------------------------
                       REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

To the Trustees of New England Funds Trust III and the Shareholders of NEW ENGLAND BULLSEYE FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio composition, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the New England Bullseye Fund (the "Fund"), a series of New England Funds Trust III, at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the period March 31, 1998 (commencement of operations) through December 31, 1998, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1998 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 15, 1999

-------------------------------------------------------------------------------
                        NEW ENGLAND EQUITY INCOME FUND

                      SUPPLEMENT DATED FEBRUARY 12, 1999
             TO THE NEW ENGLAND STOCK FUNDS CLASS A, B AND C AND
                 CLASS Y PROSPECTUSES EACH DATED MAY 1, 1998

The following information supplements the second paragraph in the "Fund Management" section of each Prospectus:

Effective immediately, Peter Ramsden and Tom Kolefas act as portfolio managers of the Equity Income Fund.

-------------------------------------------------------------------------------
                               NEW ENGLAND FUNDS
-------------------------------------------------------------------------------

                             LARGE-CAP EQUITY FUNDS
                               Capital Growth Fund
                                   Growth Fund
                            Growth Opportunities Fund
                                  Balanced Fund
                                   Value Fund

                              ALL-CAP EQUITY FUNDS
                               Star Advisers Fund
                               Star Worldwide Fund
                            International Equity Fund
                                  Bullseye Fund
                               Equity Income Fund

                             SMALL-CAP EQUITY FUNDS
                               Star Small Cap Fund

                             CORPORATE INCOME FUNDS
                        Short Term Corporate Income Fund
                 (formerly Adjustable Rate U.S. Government Fund)
                                Bond Income Fund
                                High Income Fund
                              Strategic Income Fund

                             GOVERNMENT INCOME FUNDS
                        Limited Term U.S. Government Fund
                           Government Securities Fund

                              TAX-FREE INCOME FUNDS
                              Municipal Income Fund
                  Intermediate Term Tax Free Fund of California
                        Tax Free Income Fund of New York
                (formerly Intermediate Term Tax Free Fund of NY)
                       Massachusetts Tax Free Income Fund

                               MONEY MARKET FUNDS
                              Cash Management Trust
                          Tax Exempt Money Market Trust

                    To learn more, and for a free prospectus,
                     contact your financial representative.

              Visit our World Wide Web site at www.mutualfunds.com
                      New England Funds, L.P., Distributor
                               399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478

           This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains
          information about distribution charges, management and other items of interest. Investors are advised to read the
                     prospectus carefully before investing.

           New England Funds, L.P., and other firms selling shares of New England Funds are members of the National Association of Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure
   Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting their Web site at www.NASDR.com.

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